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                                                                      Exhibit 23

                      CONSENT OF BEARD MILLER COMPANY LLP


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8, File No. 333-79503) of our report, dated January 30, 2002, except for note 7 as to which the date is February 25, 2002, relating to the consolidated financial statements of Conestoga Enterprises, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001.


                                                 /s/ BEARD MILLER COMPANY LLP


Reading, Pennsylvania
March 22, 2002

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